                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report - September 26, 2005
                       -----------------------------------
                        (Date of Earliest Event Reported)



                                POPULAR ABS, INC.
       ------------------------------------------------------------------
          (as depositor under a certain Pooling and Servicing Agreement dated as of July 1, 2005, providing for the issuance of
               Mortgage Pass-Through Certificates, Series 2005-B)
             (Exact Name of Registrant as specified in its charter)



        Delaware                                     333-115371-07                              52-2029487
        --------                                     -------------                              ----------
(State of Incorporation)                         (Commission File No.)                    (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
  -----------------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 8.01.        Other Events.

         Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AF-5, AV-1, AV-2, M-1, M-2, M-3, M-4, M-5 and M-6 Certificateholders with respect to the September 26, 2005 Distribution Date.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   POPULAR ABS, INC.


                                   By: /s/ James H. Jenkins
                                       ---------------------------------------
                                       James H. Jenkins,
                                       Executive Vice President and CFO



Dated: September 26, 2005


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                                                                                                                         Page 1 of 9
                                           POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-B
                                                   STATEMENT TO CERTIFICATEHOLDERS
                                                         SEPTEMBER 26, 2005

------------------------------------------------------------------------------------------------------------------------------------
                                                         DISTRIBUTION IN DOLLARS
------------------------------------------------------------------------------------------------------------------------------------
CLASS          ORIGINAL          BEGINNING        PRINCIPAL       INTEREST         TOTAL     REALIZED    DEFERRED        ENDING
              FACE VALUE         PRINCIPAL                                                     LOSSES    INTEREST       PRINCIPAL
                                  BALANCE                                                                                BALANCE
------------------------------------------------------------------------------------------------------------------------------------
  AF1        34,570,000.00     33,854,242.33    1,232,519.07      112,885.09   1,345,404.16     0.00       0.00       32,621,723.26
  AF2         5,850,000.00      5,850,000.00            0.00       22,181.25      22,181.25     0.00       0.00        5,850,000.00
  AF3        33,070,000.00     33,070,000.00            0.00      127,319.50     127,319.50     0.00       0.00       33,070,000.00
  AF4         7,250,000.00      7,250,000.00            0.00       29,525.63      29,525.63     0.00       0.00        7,250,000.00
  AF5        28,917,000.00     28,917,000.00            0.00      124,222.61     124,222.61     0.00       0.00       28,917,000.00
  AV1        94,800,000.00     93,035,937.13    2,544,926.13      309,396.18   2,854,322.31     0.00       0.00       90,491,011.00
  AV2        35,079,000.00     35,079,000.00            0.00      120,398.92     120,398.92     0.00       0.00       35,079,000.00
   M1        30,552,000.00     30,552,000.00            0.00      111,922.16     111,922.16     0.00       0.00       30,552,000.00
   M2        19,826,000.00     19,826,000.00            0.00       75,801.41      75,801.41     0.00       0.00       19,826,000.00
   M3         4,550,000.00      4,550,000.00            0.00       17,638.83      17,638.83     0.00       0.00        4,550,000.00
   M4         5,363,000.00      5,363,000.00            0.00       23,317.13      23,317.13     0.00       0.00        5,363,000.00
   M5         3,738,000.00      3,738,000.00            0.00       16,750.39      16,750.39     0.00       0.00        3,738,000.00
   M6         4,063,000.00      4,063,000.00            0.00       20,012.53      20,012.53     0.00       0.00        4,063,000.00
   B1         5,525,000.00      5,525,000.00            0.00       30,160.36      30,160.36     0.00       0.00        5,525,000.00
   B2         5,525,000.00      5,525,000.00            0.00       30,160.36      30,160.36     0.00       0.00        5,525,000.00
   B3         6,338,000.00      6,338,000.00            0.00       34,598.44      34,598.44     0.00       0.00        6,338,000.00
    R                 0.00              0.00            0.00            0.00           0.00     0.00       0.00                0.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTALS     325,016,000.00    322,536,179.46    3,777,445.20    1,206,290.79   4,983,735.99     0.00       0.00      318,758,734.26
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
    X       325,016,893.91    323,148,305.05            0.00           25.50          25.50     0.00       0.00      320,012,920.99
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                  FACTOR INFORMATION PER $1000 OF ORIGINAL FACE PASS-THROUGH RATES                PASS-THROUGH RATES
------------------------------------------------------------------------------------------------------------------------------------
CLASS        CUSIP         BEGINNING          PRINCIPAL        INTEREST       TOTAL           ENDING      CLASS      CURRENT PASS-
                           PRINCIPAL                                                         PRINCIPAL                 THRU RATE
------------------------------------------------------------------------------------------------------------------------------------
  AF1     73316P ED 8      979.29541018     35.65285132      3.26540613    38.91825745       943.64255887    AF1        3.751250%
  AF2     73316P EE 6    1,000.00000000      0.00000000      3.79166667     3.79166667     1,000.00000000    AF2        4.550000%
  AF3     73316P EF 3    1,000.00000000      0.00000000      3.85000000     3.85000000     1,000.00000000    AF3        4.620000%
  AF4     73316P EG 1    1,000.00000000      0.00000000      4.07250069     4.07250069     1,000.00000000    AF4        4.887000%
  AF5     73316P EH 9    1,000.00000000      0.00000000      4.29583325     4.29583325     1,000.00000000    AF5        5.155000%
  AV1     73316P EJ 5      981.39174188     26.84521234      3.26367278    30.10888513       954.54652954    AV1        3.741250%
  AV2     73316P EK 2    1,000.00000000      0.00000000      3.43222213     3.43222213     1,000.00000000    AV2        3.861250%
   M1     73316P EL 0    1,000.00000000      0.00000000      3.66333333     3.66333333     1,000.00000000     M1        4.121250%
   M2     73316P EM 8    1,000.00000000      0.00000000      3.82333350     3.82333350     1,000.00000000     M2        4.301250%
   M3     73316P EN 6    1,000.00000000      0.00000000      3.87666593     3.87666593     1,000.00000000     M3        4.361250%
   M4     73316P EP 1    1,000.00000000      0.00000000      4.34777736     4.34777736     1,000.00000000     M4        4.891250%
   M5     73316P EQ 9    1,000.00000000      0.00000000      4.48111022     4.48111022     1,000.00000000     M5        5.041250%
   M6     73316P ER 7    1,000.00000000      0.00000000      4.92555501     4.92555501     1,000.00000000     M6        5.541250%
   B1     73316P ES 5    1,000.00000000      0.00000000      5.45888869     5.45888869     1,000.00000000     B1        6.141250%
   B2     73316P ET 3    1,000.00000000      0.00000000      5.45888869     5.45888869     1,000.00000000     B2        6.141250%
   B3     73316P EU 0    1,000.00000000      0.00000000      5.45888924     5.45888924     1,000.00000000     B3        6.141250%
------------------------------------------------------------------------------------------------------------------------------------
TOTALS                     992.37015858     11.62233613      3.71148125    15.33381738       980.74782245
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   X           n/a         994.25079467      0.00000000      0.00007846     0.00007846       984.60396055      X        0.000095%
------------------------------------------------------------------------------------------------------------------------------------
JP Morgan [Graphic Appears Here]                                         COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
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

--------------------------------------------------------------------------------
                                                                    Page 2 of 9

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-B

                         STATEMENT TO CERTIFICATEHOLDERS

                               SEPTEMBER 26, 2005
================================================================================




















--------------------------------------------------------------------------------
IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                Lauren M Grunley

             JPMorgan Chase Bank, N.A. - Structured Finance Services

                    Tel: (212) 623-5428 / Fax: (212) 623-5931
--------------------------------------------------------------------------------

JPMORGAN [LOGO]      COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------

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                                                                                                                         Page 3 of 9
                                           POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-B
                                                         SEPTEMBER 26, 2005
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
Sec. 4.03(a)(i)                    Funds Allocable to Certificate Principal

                                           Group I Scheduled Principal                                                   105,624.35
                                           Group I Curtailments                                                           15,014.86
                                           Group I Prepayments                                                           902,385.73
                                           Group I Repurchases                                                                 0.00
                                           Group I Liquidation Proceeds                                                        0.00

                                           Group II Scheduled Principal                                                  167,866.84
                                           Group II Curtailments                                                           6,024.08
                                           Group II Prepayments                                                        1,938,468.20
                                           Group II Repurchases                                                                0.00
                                           Group II Liquidation Proceeds                                                       0.00

                                           Extra Principal Distribution Amount                                           642,061.14

Sec. 4.03 (a)(ii)                  Interest Distribution Amounts

                                           Interest Distribution - AF-1                                                  112,885.09
                                           Unpaid Interest - AF-1                                                              0.00
                                           Remaining Unpaid Interest - AF-1                                                    0.00

                                           Interest Distribution - AF-2                                                   22,181.25
                                           Unpaid Interest - AF-2                                                              0.00
                                           Remaining Unpaid Interest - AF-2                                                    0.00

                                           Interest Distribution - AF-3                                                  127,319.50
                                           Unpaid Interest - AF-3                                                              0.00
                                           Remaining Unpaid Interest - AF-3                                                    0.00

                                           Interest Distribution - AF-4                                                   29,525.63
                                           Unpaid Interest - AF-4                                                              0.00
                                           Remaining Unpaid Interest - AF-4                                                    0.00

                                           Interest Distribution - AF-5                                                  124,222.61
                                           Unpaid Interest - AF-5                                                              0.00
                                           Remaining Unpaid Interest - AF-5                                                    0.00

                                           Interest Distribution - AV-1                                                  309,396.18
                                           Unpaid Interest - AV-1                                                              0.00
                                           Remaining Unpaid Interest - AV-1                                                    0.00

                                           Interest Distribution - AV-2                                                  120,398.92
                                           Unpaid Interest - AV-2                                                              0.00
                                           Remaining Unpaid Interest - AV-2                                                    0.00

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JP Morgan [Graphic Appears Here]                                         COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
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
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                                                                                                                         Page 4 of 9
                                           POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-B
                                                         SEPTEMBER 26, 2005
------------------------------------------------------------------------------------------------------------------------------------
                                           Interest Distribution - M-1                                                   111,922.16
                                           Unpaid Interest - M-1                                                               0.00
                                           Remaining Unpaid Interest - M-1                                                     0.00

                                           Interest Distribution - M-2                                                    75,801.41
                                           Unpaid Interest - M-2                                                               0.00
                                           Remaining Unpaid Interest - M-2                                                     0.00

                                           Interest Distribution - M-3                                                    17,638.83
                                           Unpaid Interest - M-3                                                               0.00
                                           Remaining Unpaid Interest - M-3                                                     0.00

                                           Interest Distribution - M-4                                                    23,317.13
                                           Unpaid Interest - M-4                                                               0.00
                                           Remaining Unpaid Interest - M-4                                                     0.00

                                           Interest Distribution - M-5                                                    16,750.39
                                           Unpaid Interest - M-5                                                               0.00
                                           Remaining Unpaid Interest - M-5                                                     0.00

                                           Interest Distribution - M-6                                                    20,012.53
                                           Unpaid Interest - M-6                                                               0.00
                                           Remaining Unpaid Interest - M-6                                                     0.00

                                           Interest Distribution - B-1                                                    30,160.36
                                           Unpaid Interest - B-1                                                               0.00
                                           Remaining Unpaid Interest - B-1                                                     0.00

                                           Interest Distribution - B-2                                                    30,160.36
                                           Unpaid Interest - B-2                                                               0.00
                                           Remaining Unpaid Interest - B-2                                                     0.00

                                           Interest Distribution - B-3                                                    34,598.44
                                           Unpaid Interest - B-3                                                               0.00
                                           Remaining Unpaid Interest - B-3                                                     0.00

                                   Interest Reductions

                                           Net Prepayment Interest Shortfalls                                                  0.00
                                           Relief Act Reductions                                                               0.00

                                           Class AF-1 Interest Reduction                                                       0.00
                                           Class AF-2 Interest Reduction                                                       0.00
                                           Class AF-3 Interest Reduction                                                       0.00
                                           Class AF-5 Interest Reduction                                                       0.00
                                           Class AF-4 Interest Reduction                                                       0.00
                                           Class AV-1 Interest Reduction                                                       0.00
                                           Class AV-2 Interest Reduction                                                       0.00

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JP Morgan [Graphic Appears Here]                                         COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
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                                           POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-B
                                                         SEPTEMBER 26, 2005
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
                                           Class M-1 Interest Reduction                                                        0.00
                                           Class M-2 Interest Reduction                                                        0.00
                                           Class M-3 Interest Reduction                                                        0.00
                                           Class M-4 Interest Reduction                                                        0.00
                                           Class M-5 Interest Reduction                                                        0.00
                                           Class M-6 Interest Reduction                                                        0.00
                                           Class B-1 Interest Reduction                                                        0.00
                                           Class B-2 Interest Reduction                                                        0.00
                                           Class B-3 Interest Reduction                                                        0.00

Sec. 4.03(a)(iii)                  Available Funds Shortfall

                                           Class AF-1 Available Funds Shortfall                                                0.00
                                           Class AF-2 Available Funds Shortfall                                                0.00
                                           Class AF-3 Available Funds Shortfall                                                0.00
                                           Class AF-4 Available Funds Shortfall                                                0.00
                                           Class AF-5 Available Funds Shortfall                                                0.00
                                           Class AV-1 Available Funds Shortfall                                                0.00
                                           Class AV-2 Available Funds Shortfall                                                0.00
                                           Class M-1 Available Funds Shortfall                                                 0.00
                                           Class M-2 Available Funds Shortfall                                                 0.00
                                           Class M-3 Available Funds Shortfall                                                 0.00
                                           Class M-4 Available Funds Shortfall                                                 0.00
                                           Class M-5 Available Funds Shortfall                                                 0.00
                                           Class M-6 Available Funds Shortfall                                                 0.00
                                           Class B-1 Available Funds Shortfall                                                 0.00
                                           Class B-2 Available Funds Shortfall                                                 0.00
                                           Class B-3 Available Funds Shortfall                                                 0.00

Sec. 4.03(a)(v)                    Pool Principal Balances

                                           Group I Beginning Pool Balance                                            109,117,791.65
                                           Group I Ending Pool Balance                                               108,094,766.71
                                           Group I Beginning Loan Count                                                      785.00
                                           Group I Ending Loan Count                                                         781.00

                                           Group II Beginning Pool Balance                                           214,030,513.40
                                           Group II Ending Pool Balance                                              211,918,154.28
                                           Group II Beginning Loan Count                                                   1,243.00
                                           Group II Ending Loan Count                                                      1,231.00

                                           Total Beginning Pool Balance                                              323,148,305.05
                                           Total Ending Pool Balance                                                 320,012,920.99

Sec. 4.03(a)(vi)                   Servicing Fee

                                           Group I Servicing Fee                                                          45,465.75

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JP Morgan [Graphic Appears Here]                                         COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
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                                                                                                                         Page 6 of 9
                                           POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-B
                                                         SEPTEMBER 26, 2005
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
                                           Group II Servicing Fee                                                         89,179.38

Sec. 4.03(a)(viii)                 Delinquency Advances

                                           Group I Delinquency Advances Included in Current Distribution                 376,836.05
                                           Group I Recouped Advances Included in Current Distribution                          0.00
                                           Group I Recouped Advances From Liquidations                                         0.00
                                           Group I Aggregate Amount of Advances Outstanding                              492,330.27

                                           Group II Delinquency Advances Included in Current Distribution                871,159.45
                                           Group II Recouped Advances Included in Current Distribution                         0.00
                                           Group II Recouped Advances From Liquidations                                        0.00
                                           Group II Aggregate Amount of Advances Outstanding                           1,173,758.89

Section 4.03(a)(ix) A              Group I and Group II Loans Delinquent

                                   ---------------------------------------------------------------------
                                                               Delinquency by Group
                                   ---------------------------------------------------------------------
                                                                     Group 1
                                   ---------------------------------------------------------------------
                                    Period             Number         Principal Balance      Percentage
                                   ---------------------------------------------------------------------
                                   0-30 days             32               1,259,866.45         1.17%
                                   ---------------------------------------------------------------------
                                   31-60 days             1                  31,000.00         0.03%
                                   ---------------------------------------------------------------------
                                   61-90 days             2                 225,675.36         0.21%
                                   ---------------------------------------------------------------------
                                   91+days                0                       0.00         0.00%
                                   ---------------------------------------------------------------------
                                     Total               35               1,516,541.81         1.40%
                                   ---------------------------------------------------------------------


                                   ---------------------------------------------------------------------
                                                               Delinquency by Group
                                   ---------------------------------------------------------------------
                                                                     Group 2
                                   ---------------------------------------------------------------------
                                    Period             Number         Principal Balance      Percentage
                                   ---------------------------------------------------------------------
                                   0-30 days            54                9,246,375.31         4.36%
                                   ---------------------------------------------------------------------
                                   31-60 days            4                  495,651.83         0.23%
                                   ---------------------------------------------------------------------
                                   61-90 days            3                  327,340.00         0.15%
                                   ---------------------------------------------------------------------
                                   91+days               0                        0.00         0.00%
                                   ---------------------------------------------------------------------
                                     Total              61               10,069,367.14         4.75%
                                   ---------------------------------------------------------------------

Sec. 4.03 (a)(ix) B                Group I and Group II Loans in Foreclosure

                                   ---------------------------------------------------------------------
                                                               Foreclosure by Group
                                   ---------------------------------------------------------------------
                                     Group          Number of      Principal Balance       Percentage
                                     Number           Loans
                                   ---------------------------------------------------------------------
                                        1               0                  0.00               0.00%
                                   ---------------------------------------------------------------------
                                        2               0                  0.00               0.00%
                                   ---------------------------------------------------------------------

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JP Morgan [Graphic Appears Here]                                         COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
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                                                                                  Page 7 of 9
                                           POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-B
                                                         SEPTEMBER 26, 2005
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
Sec. 4.03(a)(x),(xi)               Group I and Group II Loans in REO

                                   ---------------------------------------------------------------------
                                                                  REO by Group
                                   ---------------------------------------------------------------------
                                     Group          Number of      Principal Balance       Percentage
                                     Number           Loans
                                   ---------------------------------------------------------------------
                                        1               0                  0.00               0.00%
                                   ---------------------------------------------------------------------
                                        2               0                  0.00               0.00%
                                   ---------------------------------------------------------------------


                                           Market Value of Group I REO Loans                                                   0.00
                                           Market Value of Group II REO Loans                                                  0.00

Sec. 4.03(a)(xii)                  Aggregate Stated Principal Balance of the Three Largest Loans

                                   Group I Three Largest Loans                                                         2,076,249.66
                                   Group II Three Largest Loans                                                        2,128,106.09

Sec. 4.03(a)(xiii)                 Net WAC Cap Carryover

                                           Class AF-1 Net WAC Cap Carryover Amounts Due                                        0.00
                                           Class AF-1 Net WAC Cap Carryover Amounts Paid                                       0.00
                                           Class AF-1 Net WAC Cap Carryover Remaining Amounts Due                              0.00
                                           Class AV-1 Net WAC Cap Carryover Amounts Due                                        0.00
                                           Class AV-1 Net WAC Cap Carryover Amounts Paid                                       0.00
                                           Class AV-1 Net WAC Cap Carryover Remaining Amounts Due                              0.00
                                           Class AV-2 Net WAC Cap Carryover Amounts Due                                        0.00
                                           Class AV-2 Net WAC Cap Carryover Amounts Paid                                       0.00
                                           Class AV-2 Net WAC Cap Carryover Remaining Amounts Due                              0.00
                                           Class M-1 Net WAC Cap Carryover Amounts Due                                         0.00
                                           Class M-1 Net WAC Cap Carryover Amounts Paid                                        0.00
                                           Class M-1 Net WAC Cap Carryover Remaining Amounts Due                               0.00
                                           Class M-2 Net WAC Cap Carryover Amounts Due                                         0.00
                                           Class M-2 Net WAC Cap Carryover Amounts Paid                                        0.00
                                           Class M-2 Net WAC Cap Carryover Remaining Amounts Due                               0.00
                                           Class M-3 Net WAC Cap Carryover Amounts Due                                         0.00
                                           Class M-3 Net WAC Cap Carryover Amounts Paid                                        0.00
                                           Class M-3 Net WAC Cap Carryover Remaining Amounts Due                               0.00
                                           Class M-4 Net WAC Cap Carryover Amounts Due                                         0.00
                                           Class M-4 Net WAC Cap Carryover Amounts Paid                                        0.00
                                           Class M-4 Net WAC Cap Carryover Remaining Amounts Due                               0.00
                                           Class M-5 Net WAC Cap Carryover Amounts Due                                         0.00
                                           Class M-5 Net WAC Cap Carryover Amounts Paid                                        0.00
                                           Class M-5 Net WAC Cap Carryover Remaining Amounts Due                               0.00
                                           Class M-6 Net WAC Cap Carryover Amounts Due                                         0.00
                                           Class M-6 Net WAC Cap Carryover Amounts Paid                                        0.00

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JP Morgan [Graphic Appears Here]                                         COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
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                                           POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-B
                                                         SEPTEMBER 26, 2005
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
                                           Class M-6 Net WAC Cap Carryover Remaining Amounts Due                               0.00
                                           Class B-1 Net WAC Cap Carryover Amounts Due                                         0.00
                                           Class B-1 Net WAC Cap Carryover Amounts Paid                                        0.00
                                           Class B-1 Net WAC Cap Carryover Remaining Amounts Due                               0.00
                                           Class B-2 Net WAC Cap Carryover Amounts Due                                         0.00
                                           Class B-2 Net WAC Cap Carryover Amounts Paid                                        0.00
                                           Class B-2 Net WAC Cap Carryover Remaining Amounts Due                               0.00
                                           Class B-3 Net WAC Cap Carryover Amounts Due                                         0.00
                                           Class B-3 Net WAC Cap Carryover Amounts Paid                                        0.00
                                           Class B-3 Net WAC Cap Carryover Remaining Amounts Due                               0.00

Sec. 4.03(a)(xiv)                  Aggregate Principal Balance of Balloon Loans
                                   with Original Terms <= 36 Months and 60+ Contractually Past Due

                                           Group I Aggregate Principal Balance of Balloon Loans                                0.00
                                           Group II Aggregate Principal Balance of Balloon Loans                               0.00

Sec. 4.03 (a)(xv),(xxii)           Realized Losses

                                           Group I Current Period Realized Losses                                              0.00
                                           Group I Cumulative Realized Losses                                                  0.00
                                           Group II Current Period Realized Losses                                             0.00
                                           Group II Cumulative Realized Losses                                                 0.00

Sec. 4.03 (a)(xvi)                 Reserve Fund
                                           Beginning Balance of Reserve Fund                                                   0.00
                                           Funds Withdrawn From Reserve Fund For Distribution                                  0.00
                                           Funds Deposited to Reserve Fund                                                     0.00
                                           Ending Balance of Reserve Fund                                                      0.00

Sec. 4.03 (a)(xvii)                Number of Loans Repurchased

                                           Group I Number of Loans Repurchased                                                 0.00
                                           Group II Number of Loans Repurchased                                                0.00

Sec. 4.03 (a)(xviii)               Weighted Average Mortgage Rate of Outstanding Loans (as of first day of related Due Period)

                                           Group I Weighted Average Mortgage Rate                                             7.43%
                                           Group II Weighted Average Mortgage Rate                                            7.36%

Sec. 4.03 (a)(xix)                 Weighted Average Remaining Term of Outstanding Loans

                                           Group I Weighted Average Remaining Term                                           339.00
                                           Group II Weighted Average Remaining Term                                          358.00
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JP Morgan [Graphic Appears Here]                                         COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
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                                           POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-B
                                                         SEPTEMBER 26, 2005
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Sec. 4.03 (a)(xxi),(xxii),(xxiii)  Overcollateralization Amounts

                                           Overcollateralization Amount                                                1,254,186.73
                                           Overcollateralization Target Amount                                         8,287,930.79
                                           Overcollateralization Release Amount                                                0.00
                                           Overcollateralization Deficiency Amount                                     7,033,744.06

Sec. 4.03 (a)(xxiv)                Trigger Events

                                           Has a Trigger Event Occurred and is continuing?                                       NO
                                           Cumulative Realized Losses as a percentage of the Original Pool Balance            0.00%
                                           Senior Enhancement Percentage                                                     26.90%
                                           Senior Specified Enhancement Percentage                                           57.70%

Sec. 4.03 (a)(xxv)                 60+ Day Delinquent Loans

                                           60+ Day Delinquent Loans as a percentage of the current Pool Balance               0.17%

Sec. 4.03 (a)(xxvi)                Amount of Funds Collected by Trustee under Yield Maintenance Agreement                      0.00

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